UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2022

Berkshire Grey, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39768	85-2994421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 South Road
Bedford, Massachusetts		01730
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 833 848-9900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	BGRY	The NASDAQ Stock Market LLC
Redeemable Warrants	BGRYW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 29, 2022 (the “Effective Date”), Berkshire Grey, Inc. (the “Company”) and FCJI, Inc. (“FedEx Affiliate”), a wholly owned subsidiary of FedEx Corporation, entered into a Transaction Agreement (the “Transaction Agreement”), pursuant to which the Company agreed to issue to FedEx Affiliate a warrant (the “Warrant”) to acquire up to 25,250,616 shares (the “Warrant Shares”) of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), subject to certain vesting events described below. Other affiliates of FedEx Corporation are current customers of the Company.

The Company and FedEx Affiliate entered into the Transaction Agreement in connection with a master professional services agreement that the Company and FedEx Corporation entered into on July 29, 2022, with respect to which FedEx Corporation engaged the Company to provide broader AI robotic automation capabilities. The Company also expects to enter into a master system purchase agreement with FedEx Corporation later in 2022 that will be leveraged to streamline and expedite the procurement process for expanding the supply of the Company’s AI robotic automation to FedEx Corporation and its affiliates. The vesting of the Warrant Shares, described in more detail below, is subject to certain milestones, including signing these commercial agreements as well as other commercial transactions between FedEx Corporation (and its affiliates) and the Company.

Warrant Terms

The Warrant Shares will generally vest and become exercisable from time to time, incrementally, if and as FedEx Corporation and its affiliates, directly or indirectly through third parties, make a combination of binding orders and qualified payments of at least $20 million for goods and services associated with orders received after June 1, 2022, and fully vest and become exercisable when such binding orders and qualified payments reach at least $200 million. No vesting event will occur after December 31, 2025. FedEx Corporation and its affiliates are not currently required to place any orders or make any payments under the master system purchase agreement being negotiated.

Subject to vesting and certain conditions set forth in the Transaction Agreement, the Warrant is exercisable, in whole or in part, and for cash or on a net exercise basis, at any time before July 29, 2032, at an exercise price of $1.67 per share, which was determined based on the 30-day volume-weighted average price for the Common Stock as of July 29, 2022. Both the exercise price and the number of Warrant Shares subject to purchase pursuant to the Warrant are subject to customary anti-dilution adjustments.

The foregoing summary is qualified in its entirety by reference to the Warrant, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Transaction Agreement

The Transaction Agreement sets forth certain governance arrangements and provisions relating to FedEx Affiliate, including customary registration rights, and includes customary representations and warranties and covenants of the Company and FedEx Affiliate.

The Transaction Agreement contains certain restrictions on FedEx Affiliate’s ability to transfer the Warrant and Warrant Shares. The Transaction Agreement also contains certain customary standstill restrictions that remain in effect during the period from the Effective Date until the earlier of the date that the Warrant has been exercised in its entirety and the five-year anniversary of the Effective Date (the “Standstill Period”). During the Standstill Period, FedEx Affiliate and its affiliates will be required to vote all of their shares of Common Stock in excess of 4.9% of the Company’s outstanding shares of Common Stock (if any such shares are owned by FedEx Affiliate or its affiliates) in accordance with the recommendation of the Company’s Board of Directors, except with respect to matters with bearing on the commercial interests of FedEx Affiliate or its affiliates, as determined in the sole discretion of FedEx Affiliate.

The issuance of the Warrant and the Warrant Shares, which are subject to the terms and conditions set forth in the Transaction Agreement and the Warrant, has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) promulgated thereunder. The Warrant was issued only to FedEx Affiliate in connection with the transactions contemplated by the Transaction Agreement. This current report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

The foregoing summary is qualified in its entirety by reference to the Transaction Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided under Item 1.01 of this Form 8-K are incorporated into this Item 3.02 by reference.

Item 7.01 Regulation FD Disclosure.

On August 2, 2022, the Company issued a press release with respect to the transactions described above, which is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This report will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which include, but are not limited to, statements related to the Company’s anticipated entry into the master system purchase agreement with FedEx Corporation and the timing thereof, and the receipt by the Company of payments under the master professional services agreement. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. All forward-looking statements are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Company as of the date of this report. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance or achievements. The forward-looking statements and projections contained in this report are subject to a number of factors, risks and uncertainties, some of which are not currently known to the Company, that may cause the Company’s actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. These factors include, without limitation, the Company’s ability to develop and commercialize its product candidates, the Company’s expectations regarding the impact of the ongoing COVID-19 pandemic on its business, industry and the economy, the Company’s ability to maintain and establish collaborations, the Company’s ability to obtain funding for its future operations and working capital requirements and expectations regarding the sufficiency of its capital resources, the Company’s intellectual property position and the duration of its patent rights, developments or disputes concerning its intellectual property or other proprietary rights, the Company’s ability to raise financing in the future and other risks and uncertainties detailed from time to time in the Company’s filings with the SEC. Although such forward-looking statements have been made in good faith and are based on assumptions that the Company believes to be reasonable, there is no assurance that the expected results will be achieved. The Company’s actual results may differ materially from the results discussed in forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake any obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Warrant to Purchase Common Stock, issued July 29, 2022, by and between Berkshire Grey, Inc. and FCJI, Inc.*
10.1	Transaction Agreement, dated as of July 29, 2022, by and between Berkshire Grey, Inc. and FCJI, Inc.
99.1	Berkshire Grey, Inc. Press Release, dated August 2, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Portions of this document have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Berkshire Grey, Inc.

Date:	August 2, 2022	By:	/s/ Mark Fidler
Chief Financial Officer